Exhibit 99.1
FOR IMMEDIATE RELEASE:

Contact:	Erik Bratt, WebSideStory, Inc.
Voice: (858) 546-0040, ext. 365 Email: erik.bratt @websidestory.com
CORRECTED VERSION — WEBSIDESTORY REPORTS RECORD THIRD
QUARTER 2006 FINANCIAL RESULTS
SAN DIEGO, CA (Nov. 6, 2006) — Explanatory Note: This press release has been issued to correct a $154,000 error in the amounts recorded for deferred tax assets and benefit from income taxes, which changed basic and diluted GAAP net loss per share from $0.09 to $0.10, for the third quarter of 2006. Non-GAAP net income and non-GAAP earnings per share for the third quarter did not change as a result of this correction.
WebSideStory, Inc. (Nasdaq:WSSI), a leading provider of digital marketing and analytics solutions, today announced the results of operations for the third quarter ended September 30, 2006. Financial and operating highlights for the quarter include:
•	Non-GAAP earnings per share of $0.16, compared to previously issued guidance of $0.13 to $0.14 per share. Non-GAAP earnings per share excludes stock-based compensation expenses, amortization of intangibles and other non-cash items described below. GAAP loss per share of $0.10 with a reconciliation provided in the table below.

•	Non-GAAP revenue of $18.9 million, which compares favorably to previously issued guidance of $17.9 million to $18.5 million. Non-GAAP revenue includes $1.5 million in deferred revenue related to the company’s merger with Visual Sciences.

•	GAAP revenue of $17.4 million.

•	Strong year-over-year organic revenue growth from all product lines, yielding 34% growth company-wide, highlighted by 65% growth in the Visual Sciences Division.

•	The company’s 12th consecutive quarter of positive cash generation, adding $2.4 million in cash to the balance sheet, raising cash and short-term investments at quarter end to $19.4 million.

•	85 new bookings for various modules of the WebSideStory and Visual Sciences suites, expanding the enterprise customer base to 1,450 worldwide.

•	KMWorld Magazine named WebSideStory Search 4.0 one of its Trend-Setting Products of the Year. WebSideStory Search 4.0 introduced a number of industry first capabilities into the market, including Active Ranking – a patent-pending capability that enables marketers to automatically drive site search results based on the full spectrum of web site behavioral data.

•	WebSideStory was named one of the 50 fastest growing software companies in the U.S by Baseline Magazine.

•	The announcement of new, industry leading Web 2.0 solutions, including Active Browsing, a patent-pending capability that enables any site to use Ajax to optimize site search results.
“WebSideStory is performing very well across the board. HBX Analytics, Search and Publish continue to grow at healthy rates, and Visual Sciences exceeded our internal projections,” said Jim

MacIntyre, who will take over as WebSideStory’s CEO on November 20, 2006. “WebSideStory continues to differentiate from point solution providers, offering an integrated suite of online marketing optimization solutions. Our recent ActiveInsights user forum was a defining event for the industry, where customers using two or more of our solutions, such as WebSideStory Search and HBX Analytics, stood on stage and validated the power of our integrated offerings with powerful return-on-investment success stories. I am proud and excited to be taking over for Jeff Lunsford as WebSideStory’s new CEO. I look forward to working with our new chairman, Bill Harris, and the whole WebSideStory team as we continue our record of growth and innovation.”
“The strength in earnings was a direct result of the strength in revenue, combined with our operating team doing a good job keeping costs in line across the board,” said Claire Long, Chief Financial Officer for WebSideStory. “We enjoyed robust margin expansion, up to a 17 percent net margin from 12 percent last quarter, and continued driving the company toward our goals for 2007. We ended the quarter with approximately $19.4 million in cash and investments, which does not include an additional $400,000 committed to a letter of credit for Visual Sciences new offices. We currently expect to have between $23 and $25 million of cash-on-hand by the end of March 2007.”
“I am proud to have helped build such a differentiated market leader as WebSideStory – one that continues to innovate and produce stellar results like the Q3 results we announced today,” said Jeff Lunsford, WebSideStory’s outgoing CEO. “We have built a world-class management team that will continue to grow this business and design innovative solutions for our global customer base.”
The company’s guidance for the fourth quarter 2006 and full year 2006 and 2007 is as follows:

	Q4 2006		Full Year 2006		Full Year 2007
Revenue Guidance (millions)	Low	High	Low	High	Low	High
Estimated non-GAAP revenue range	$19.2	$19.7	$69.6	$70.1	$89.5	$91.5

Deferred revenue related to Visual Sciences merger	(1.0)	(1.0)	(5.1)	(5.1)	(0.2)	(0.2)

Estimated GAAP revenue range	$18.2	$18.7	$64.5	$65.0	$89.3	$91.3

Earnings per share guidance

Estimated non-GAAP EPS range	$0.15	$0.16	$0.53	$0.54	$0.69	$0.74

Estimated amortization of intangibles	(0.08)	(0.08)	(0.29)	(0.29)	(0.24)	(0.24)

Estimated stock-based compensation	(0.17)	(0.15)	(0.58)	(0.56)	(0.48)	(0.38)

Deferred revenue related to Visual Sciences merger	(0.05)	(0.05)	(0.26)	(0.26)	(0.01)	(0.01)

Estimated non-cash tax benefit (expense)	0.05	0.04	0.24	0.23	0.02	(0.04)

Estimated non-cash interest expense	(0.01)	(0.01)	(0.05)	(0.05)	(0.01)	(0.01)

Effect of using non-GAAP dilutive shares	(0.01)	(0.01)	(0.02)	(0.02)	(0.01)	—

Estimated GAAP EPS range	$(0.12)	$(0.10)	$(0.43)	$(0.41)	$(0.04)	$0.06

Estimated shares used in per share calculations	20,500,000	20,500,000	20,000,000	20,000,000	22,125,000	22,125,000

Note on the Use of Non-GAAP Financial Measures
Some of the financial measures in this press release, including some of our financial guidance, are non-GAAP financial measures within the meaning of SEC Regulation G. WebSideStory believes that this presentation is useful to investors because it more accurately describes the operating performance of the company on a period-to-period basis, excluding specific costs and expenses that we believe are not indicative of our core operating results. Company management uses these non-GAAP measures as important indicators of the company’s past performance and to plan and forecast performance in future periods. In addition, bonus payments to our officers and employees under our corporate bonus plan are based on the achievement of specified non-GAAP revenue and non-GAAP EPS targets. Investors should not consider non-GAAP financial measures in isolation from, or in substitution for, financial information presented in compliance with GAAP.
Quarterly Conference Call and Webcast Information
As previously announced, management will host a quarterly conference call and simultaneous webcast to discuss WebSideStory’s third quarter results at 1:30 p.m. PST on Nov. 6. To participate in the call, investors should dial 866.700.7441 (domestic) or 617.213.8839 (international) 10 minutes prior to the scheduled call. The passcode is 26500360. Additionally, a live audio-only webcast of the call may be accessed via the Internet at www.websidestory.com/ir.
Forward-Looking Statements
Statements in this press release that are not a description of historical facts are forward-looking statements. You should not regard any forward-looking statement as a representation by WebSideStory that any of its plans will be achieved. Actual results may differ materially from those set forth in this release due to the risks and uncertainties inherent in WebSideStory’s business, including, without limitation: WebSideStory’s reliance on its web analytics services for the majority of its revenue; blocking or erasing of cookies or limitations on our ability to use cookies; WebSideStory’s limited experience with digital marketing applications beyond web analytics; the risks associated with integrating the operations and products of Avivo Corporation and Visual Sciences, LLC with those of WebSideStory; privacy concerns and laws or other domestic or foreign regulations that may subject WebSideStory to litigation or limit our ability to collect and use Internet user information; WebSideStory’s ability to defend itself against claims of patent infringement alleged by NetRatings, Inc.; WebSideStory’s ongoing ability to protect its own intellectual property rights and to avoid violating the intellectual property rights of third parties; the highly competitive markets in which we operate that could make it difficult for WebSideStory to acquire and retain customers; the risk that WebSideStory’s customers fail to renew their agreements; the risks associated with the company’s indebtedness; the risk that WebSideStory’s services may become obsolete in a market with rapidly changing technology and industry standards; and other risks described in WebSideStory’s Securities and Exchange Commission filings, including WebSideStory’s annual report on Form 10-K for the year ended December 31, 2005 and quarterly reports on Form 10-Q. Do not place undue reliance on these forward-looking statements which speak only as of the date of this news release. All forward-looking statements are qualified in their entirety by this cautionary statement, and WebSideStory undertakes no obligation to revise or update this news release to reflect events or circumstances after the date of this news release.
About WebSideStory, Inc.
Founded in 1996, WebSideStory, Inc. (Nasdaq: WSSI) is a leading provider of digital marketing and analytics solutions that improve online marketing, sales and business operations. Its WebSideStory division consists of web analytics, site search, web content management, and keyword bid management. WebSideStory also provides customer analytics solutions through its wholly owned subsidiary, Visual Sciences, LLC, a leading provider of streaming data analysis and visualization software. WebSideStory is headquartered in San Diego, California, and has European headquarters in Amsterdam, The Netherlands. For more information, contact WebSideStory. Voice: 858.546.0040. Fax: 858.546.0480. Address: 10182 Telesis Court, 6th Floor, San Diego, CA 92121. Web site: www.WebSideStory.com. WebSideStory is a registered trademark of WebSideStory. Visual Sciences is a registered trademark of Visual Sciences, LLC. Other trademarks belong to their respective owners.
Contact Information
For additional information, please contact: Claire Long, CFO, at (858) 546-0040 ext. 387.

WEBSIDESTORY, INC. CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED) (in thousands, except share data)

	September 30,	December 31,
	2006	2005
Assets
Current assets
Cash and cash equivalents	$10,050	$19,968
Investments	9,320	11,712
Accounts receivable, net	14,468	7,842
Deferred tax assets	2,572	507
Prepaid expenses and other current assets	3,858	2,304

Total current assets	40,268	42,333

Property and equipment, net	6,260	2,532
Investments	—	3,276
Goodwill	49,759	21,286
Intangible assets, net	21,277	6,901
Deferred tax assets	11,737	9,166
Other assets	1,508	2,249

	$130,809	$87,743

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$1,808	$877
Accrued liabilities	7,584	3,880
Deferred revenue	17,649	12,801
Capital lease short-term	50	83
Current maturities of notes payable	19,432	—

Total current liabilities	46,523	17,641

Capital lease long-term	56	90
Other liabilities	604	196

Total liabilities	47,183	17,927

Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value; 10,000,000 shares authorized and no shares issued and outstanding at September 30, 2006 and December 31, 2005	—	—
Common stock, $0.001 par value; 75,000,000 shares authorized, 18,879,509 and 18,401,180 shares issued and outstanding at September 30, 2006 and December 31, 2005, respectively	19	18
Additional paid-in capital	133,937	114,934
Unearned stock-based compensation	(46)	(630)
Accumulated other comprehensive income	326	103
Accumulated deficit	(50,610)	(44,609)

Total stockholders’ equity	83,626	69,816

	$130,809	$87,743

WEBSIDESTORY, INC. CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED) (in thousands, except share and per share data)

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Revenues
Subscription, hosting and support	$13,877	$10,341	$38,700	$26,043
License	1,332	—	2,027	—
Professional services	1,681	368	3,575	607
Advertising	557	628	1,834	1,056

Total revenues	17,447	11,337	46,136	27,706

Cost of revenues*
Cost of revenue	4,287	1,979	11,445	4,619
Amortization of intangible assets	715	67	1,931	126

Total cost of revenues	5,002	2,046	13,376	4,745

Gross profit	12,445	9,291	32,760	22,961

Operating expenses*
Sales and marketing	6,852	3,934	19,738	10,485
Technology development	3,384	1,342	9,403	3,351
General and administrative	4,014	1,886	9,997	4,669
Amortization of intangible assets	830	515	2,372	717

Total operating expenses	15,080	7,677	41,510	19,222

(Loss) income from operations	(2,635)	1,614	(8,750)	3,739

Interest expense	(505)	(8)	(1,274)	(26)
Interest income	161	241	454	633
Other expense	2	—	2	(51)

(Loss) income before provision for income taxes	(2,977)	1,847	(9,568)	4,295

(Benefit from) provision for income taxes	(1,150)	88	(3,554)	205

(Loss) income before cumulative effect of change in accounting principle	(1,827)	1,759	(6,014)	4,090

Cumulative effect of change in accounting principle (net of tax)	—	—	13	—

Net (loss) income	$(1,827)	$1,759	$(6,001)	$4,090

Basic net (loss) income per share:
(Loss) income before cumulative effect of change in accounting principle	$(0.10)	$0.10	$(0.32)	$0.24
Cumulative effect of change in accounting principle	—	—	—	—

Basic net (loss) income per share	$(0.10)	$0.10	$(0.32)	$0.24

Diluted net (loss) income per share:
(Loss) income before cumulative effect of change in accounting principle	$(0.10)	$0.09	$(0.32)	$0.22
Cumulative effect of change in accounting principle	—	—	—	—

Diluted net (loss) income per share	$(0.10)	$0.09	$(0.32)	$0.22

Shares used in per share calculations:
Basic	18,737,879	18,093,867	18,540,356	16,890,651

Diluted	18,737,879	19,756,635	18,540,356	18,398,107

(*)	Stock-based compensation:

	Three Months Ended		Nine Months Ended
	September 30,		September 30,
	2006	2005	2006	2005
Cost of revenues	$601	$24	$1,576	$45
Sales and marketing	1,000	53	2,760	141
Technology development	676	48	1,919	221
General and administrative	666	94	1,818	331

WebSideStory, Inc. (Unaudited) (in thousands, except share and per share data)

Reconciliation of GAAP net (loss) income attributable to common stockholders to Non-GAAP net income
	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005

Net (loss) income	$(1,827)	$1,759	$(6,001)	$4,090

Amortization of intangibles	1,545	582	4,303	843

Stock-based compensation	2,943	219	8,073	738

Deferred revenue related to Visual Sciences merger *	1,456	—	4,144	—

Non-cash tax (benefit)	(1,182)	—	(3,729)	—

Non-cash interest expense	265	—	692	—

Cumulative effect of change in accounting principle	—	—	(13)	—

Non-GAAP net income	$3,200	$2,560	$7,469	$5,671

Reconciliation of GAAP (loss) income per share to Non-GAAP income per share

GAAP (loss) income per share attributable to common stockholders
Basic	$(0.10)	$0.10	$(0.32)	$0.24
Diluted	$(0.10)	$0.09	$(0.32)	$0.22

Amortization of intangibles	0.08	0.03	0.22	0.05

Stock-based compensation	0.15	0.01	0.41	0.04

Deferred revenue related to Visual Sciences merger *	0.07	—	0.21	—

Non-cash tax (benefit)	(0.06)	—	(0.19)	—

Non-cash interest expense	0.01	—	0.03	—

Effect of using non-GAAP dilutive shares	0.01	—	0.02	—

Cumulative effect of change in accounting principle	—	—	—	—

Non-GAAP net income per share attributable to common stockholders:
Diluted	$0.16	$0.13	$0.38	$0.31

GAAP weighted-average number of shares used in per share amounts:
Basic	18,737,879	18,093,867	18,540,356	16,890,651
Diluted	18,737,879	19,756,635	18,540,356	18,398,107

Non-GAAP weighted-average number of shares used in per share amounts:
Basic	18,737,879	18,093,867	18,540,356	16,890,651
Diluted	19,936,045	19,756,635	19,827,840	18,398,107

WebSideStory, Inc. (Unaudited) (in thousands)

Reconciliation of GAAP revenue to Non-GAAP revenue
	Three months ended		Nine months ended
	September 30,	September 30,	September 30,	September 30,
	2006	2005	2006	2005

GAAP revenue	$17,447	$11,337	$46,136	$27,706

Deferred revenue related to Visual Sciences merger *	1,456	—	4,144	—

Non-GAAP revenue	$18,903	$11,337	$50,280	$27,706

*	In accordance with Statement of Financial Accounting Standards No. 141, “Business Combinations”, the deferred revenue obligation on the ending balance sheet of Visual Sciences was reduced to fair value when recorded on the beginning balance sheet within WebSideStory. This fair value adjustment resulted in a write-down of $5.4 million of deferred revenue which would otherwise have been recognized as revenue by Visual Sciences on a stand-alone basis in periods subsequent to the merger date.